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EXHIBIT 99.1

For Immediate Release

Media Contacts:
Jennifer Regnault LivePerson, Inc. (212) 609-4213 jregnault@liveperson.com	Budd Zuckerman Genesis Select Corp. (303) 415-0200 budd@genesisselect.com

LivePerson Regains Compliance with Nasdaq Listing Requirements

        NEW YORK, NY—May 22, 2003—LivePerson, Inc. (NasdaqSC: LPSN), a leading provider of technology facilitating real-time online customer interaction, today announced that it had received notification from the Nasdaq Stock Market that the Company had regained compliance with Nasdaq's minimum bid price rule. LivePerson's closing stock price has been at or above the minimum bid price requirement of $1.00 for 10 or more consecutive trading days. Accordingly, LivePerson is currently in full compliance with all listing requirements of the Nasdaq SmallCap Market and Nasdaq's delisting matter has been closed.

About LivePerson

        LivePerson is a leading provider of technology facilitating real-time online customer interaction. The LivePerson services enable online businesses to communicate securely with Internet users in real time, thereby enhancing the online experience. With real-time solutions consisting of chat, real-time marketing and selling tools, a self-service FAQ product and email management, LivePerson offers clients the opportunity to increase sales, lower customer service costs and increase responsiveness to customer needs. LivePerson is headquartered in New York City.

Forward Looking Statements:

        Statements in this press release regarding LivePerson, Inc. that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which the Company bases its expectations may change prior to the end of the quarter. Although these expectations may change, we are under no obligation to inform you if they do. Our company policy is generally to provide our expectations only once per quarter, and not to update that information until the next quarter. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause LivePerson's actual results to differ materially from those described in a forward-looking statement: LivePerson's proposed reverse stock split; the limited history of providing the LivePerson services; our limited historical annual revenue and history of losses; the possible unavailability of financing as and if needed; an unproven business model; our dependence on the success of the LivePerson chat service; continued use by our clients of the LivePerson services; potential fluctuations in our quarterly and annual results; risks related to adverse business conditions experienced by our clients; our dependence on key employees; risks related to our international operation, particularly our operations in Tel Aviv, Israel, and the current civil and political unrest in that region; competition for qualified personnel; competition in the real-time sales and customer service technology market; building awareness of the LivePerson brand name; technology systems beyond LivePerson's control and technology-related defects that could disrupt the LivePerson services; our dependence on the growth of the Internet as a medium for commerce and the viability of the infrastructure of the Internet; and responding to rapid technological change. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by LivePerson with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

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  EXHIBIT 99.1